February 20, 2003                        December Quarter Semi-Annual Report




Dear Fellow Balanced Portfolio Shareholder:

The Balanced Portfolio's total return for the quarter ending December 31, 2002 was positive 1.0%. This performance compares to the 5.5% gain for the Lipper Balanced Fund Index and a 3.1% return for the Balanced Benchmark. The results for the quarter are poor on a relative basis.

Even with a weak December quarter, I am very pleased with our full twelve-month return. We beat both our peer and market benchmark for the full calendar year.

Based on data from Lipper, the Balanced Portfolio ranked 534th of 543 balanced funds for the quarter, 14th of 505 for the 2002 calendar year and 34th of 485 funds since inception. It was an interesting quarter; the S&P 500 Index was up over 14% in October and November. In this type of strong and swift upward market, it is not unreasonable that we will under perform. However, our goal is to exceed our benchmarks over longer time periods.

Performance Summary

On one hand, I am certainly not happy with our quarterly performance. On the other hand, I'm not really concerned about short-term performance whether it is good or bad. What I really focus on is our long-term performance. This is tough to do with a fund that is a year and a half old, but my focus is primarily on our annual and since-inception returns. In fact, our performance goals at Bridgeway are clearly stated in our Mission Statement, "maintain a long term risk-adjusted investment performance record in the top 5% of investment advisors." Based on Lipper data, the Balanced Portfolio has met this goal on a yearly basis (top 3%), but is a little bit shy on our since-inception numbers (top 7%). I feel like my favorite football team the Philadelphia Eagles after losing in the NFC championship game 2 years in a row. We have done well, but there is more work ahead.

The graph below presents the quarterly and cumulative performance of our Portfolio and benchmarks since inception. This graph is quite interesting because stocks and bonds look exactly the opposite of how I would expect them to look on a long-term basis. This of course was caused by the bear market in stocks and a strong drop in interest rates (rising bond prices).

GROWTH OF $10,000 INVESTED IN VARIOUS FUNDS AND INDEXES FROM 6/30/01 (INCEPTION) TO 12/31/02

                                    [CHART]

Fund / Index Name                        Total Value
-----------------------------------------------------
Bloomberg / EFFAS Bond Index               $11,029
Balanced Benchmark                         $ 9,560
Bridgeway Balanced Portfolio               $ 9,428
Lipper Balanced Fund                       $ 8,789
S&P 500 Index                              $ 7,357

                                                      INC. 6/30/01   6/30/2001    9/30/2001    12/31/2001    3/31/2002    6/30/2002
BALANCED PORTFOLIO                                                   10,000.00     9,230.00      9,771.13    10,082.76     9,921.92
LIPPER BALANCED FUND                                                 10,000.00     9,241.84      9,841.08     9,900.32     9,246.20
S&P 500 INDEX (START 6/30/01)                                        10,000.00     8,532.43      9,444.22     9,470.23     8,201.47
BLOOMBERG/EFFAS BOND INDEX ( IN BB: "USG1TR INDEX")                  10,000.00    10,341.92     10,425.16    10,416.21    10,671.11
BALANCED BENCHMARK IS A COMBINED INDEX OF WHICH 40%
REFLECTS THE S&P 500 INDEX (THE S&P 500 IS AN
UNMANAGED INDEX OF LARGE COMPANIES WITH DIVIDENDS
REINVESTED.) AND 60% THE BLOOMBERG / EFFAS  U.S.
GOVERNMENT 1-3 YEARS TOTAL RETURN BOND INDEX.                        10,000.00     9,618.12     10,032.79    10,037.82     9,683.25


                                                      9/30/2002   12/31/2002
BALANCED PORTFOLIO                                     9,338.87     9,427.84
LIPPER BALANCED FUND                                   8,333.19     8,789.23
S&P 500 INDEX (START 6/30/01)                          6,784.46     7,356.94
BLOOMBERG/EFFAS BOND INDEX ( IN BB: "USG1TR INDEX")   10,932.37    11,029.41
BALANCED BENCHMARK IS A COMBINED INDEX OF WHICH 40%
REFLECTS THE S&P 500 INDEX (THE S&P 500 IS AN
UNMANAGED INDEX OF LARGE COMPANIES WITH DIVIDENDS
REINVESTED.) AND 60% THE BLOOMBERG / EFFAS  U.S.
GOVERNMENT 1-3 YEARS TOTAL RETURN BOND INDEX.          9,273.21     9,560.42

The table below presents our December quarter, one year and inception-to-date financial results according to the formula required by the SEC.

                                                 December Qtr.      1 Year       Life-to-Date
                                                   10/1/02          1/1/02        7/1/01 to
                                                 to 12/31/02(4)   to 12/31/02    to 12/31/02(5)
                                                 ------------     -----------    ------------
         Balanced Portfolio(1)                         1.0%           -3.5%          -3.8%
         Lipper Balanced Fund Index(2)                 5.5%          -10.7%          -8.2%
         Balanced Benchmark(3)                         3.1%           -4.7%          -2.9%

     (1) Returns listed in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. (2) Performance of Balanced Fund Index, as measured by Lipper, Inc.
     (3) Balanced Benchmark is a combined index of which 40% reflects the S&P 500 Index (an unmanaged index of large companies with dividends reinvested.) and 60% the Bloomberg/ EFFAS U.S. Government 1-3 year Total Return Bond Index (transparent benchmark for the total return of the 1-3 year U.S. Government bond market). The performance of these Indexes was as follows: S&P 500 was up 8.4% in December 2002 quarter, down 22.1% in 2002, down 18.5% since 7/1/02; Bloomberg/EFFAS Bond Index was up 0.9% in December 2002 quarter, up 5.8% in 2002, up 6.7% since 7/1/02. (4) Periods less than one year are not annualized. (5) Periods longer than one year are annualized. Past performance does not guarantee future returns.

Detailed Explanation of Quarterly Performance

What a change from the third quarter when we had no 30% gainers and eighteen 30% losers. All six stocks on our fourth quarter list are in the index section of our portfolio. Oracle and BMC Software rebounded sharply after falling more than 75% from their bull market highs. Halliburton moved higher on a potential settlement of asbestos litigation. On the down side, Tenet Healthcare fell off a cliff on a wide range of problems that arose early in the fourth quarter. In an unscientific survey, I counted 16 different law firms filing class action suits, ouch! TXU Corporation didn't fare much better, as they took a large write down on foreign investments and slashed their dividend 80%. Agere Systems was spun off from Lucent Technologies, and in less than two years fell 90% from top to bottom. How times have changed!

Stocks that gained at least 30%:

       Rank    Description                               Industry                        % Gain
       ----    -----------                               --------                        ------
        1      Oracle Corp                               Software                         38.2%
        2      Halliburton Co                            Oil & Gas Services               33.4%
        3      BMC Software Inc                          Software                         30.9%

Stocks that declined at least 30%:

       Rank    Description                               Industry                        % Loss
       ----    -----------                               --------                        ------
          1    Tenet Healthcare Corp                     Healthcare-Services             -68.6%
          2    TXU Corp                                  Electric                        -59.4%
          3    Agere Systems Inc                         Semiconductors                  -38.9%

Top Ten Holdings

Here are the top ten stocks at the end of December quarter. Please note that the option positions included here are short puts. This means we are obligated to buy those stocks at a specific strike price for a specified period of time. As an example, we are obligated to buy a set number of shares of US Bancorp at $20.00 per share with a January expiration and additional shares at $22.5 per share with a February expiration. The percentages are based on a theoretical stock position, that is, as if we owned the underlying stock. On December 31, 2002, our top ten holdings represented 23.0% of Portfolio net assets.

The top ten holdings report is interesting in a number of ways. 1) All of the stocks were selected by our quantitative models. 2) They demonstrate our diversification of growth versus value and of company size. 3) The majority of our positions are secured puts that we have sold.

Secured put writing has the exact same risk-reward characteristics as covered call writing. Having said this, covered call writing is a much more popular strategy. I believe the reason is because covered call writing is simpler to understand and easier for brokers to pitch. Both are tools that investors can use, but when initiating a stock position, I much prefer secured puts. I do not have to pay for the stock unless or until I am "put to." I do not have to coordinate the purchase of the stock with the sale of the call; I simply offer the puts at an appropriate price level. This translates to fewer transactions and lower costs.

                                                                                               Percent of
Rank   Description                                                Industry                     Net Assets
----   ------------                                               --------                     ----------
  1    US Bancorp, incl. Jan. $20 & Feb. $22.5 puts               Banks                           2.9%
  2    Nextel Communications Inc, incl. Jan. $12.5 put            Telecommunications              2.9%
  3    Dow Chemical Co/The                                        Chemicals                       2.4%
  4    FleetBoston Financial Corp, incl. Jan. $25 put             Banks                           2.4%
  5    Duke Energy Corp., incl. Feb. $20 put                      Electric                        2.3%
  6    JP Morgan Chase & Co, incl. Jan. $22.5 & Feb. $22.5 puts   Diversified Fin'l Services      2.3%
  7    Ford Motor Co., incl. Jan. $7.5 put                        Auto Manufacturers              2.2%
  8    Energizer Holdings Inc                                     Electrical Comp. & Equip.       2.0%
  9    Hovanian Enterprises Jan. $30 & Feb. $30 puts              Home Builders                   1.8%
 10    PEC Solutions Jan. $30 put                                 Computers                       1.8%
                                                                                               ------
                                                                                                  23.0%

Shareholders have expressed an interest in other Bridgeway Portfolios and in Bridgeway's overall strategy and investment philosophy. The next few sections, written by John Montgomery, cover general topics that we have included in shareholder reports to each of the Bridgeway Portfolio investors.

Who's Who? or A Short Lesson in Mutual Fund Industry Structure

The Balanced Portfolio is one of seven portfolios under the umbrella of the series mutual fund, Bridgeway Fund, Inc. The Board of Directors, on your (the shareholder's) behalf, hires an investment adviser to 1) manage the assets in the fund, 2) communicate with shareholders, 3) contract with other service providers (such as auditors, a custodian of securities, an administrator for state filings), and 4) pay the bills in conducting the business of the Portfolio. The investment adviser for the Fund is Bridgeway Capital Management, Inc. Essentially, Bridgeway Capital Management provides personnel and services to the Fund to invest its assets and manage its business.

With that explanation in mind, I thought you might like to know more about your investment adviser, Bridgeway Capital Management. (In addition to the Prospectus, the Statement of Additional Information is the legal document that provides great detail on the Fund and the adviser. It can be downloaded from our website, www.bridgewayfund.com or sent to you by mail - by calling 1-800-661-3550.)

There are many changes going on in the mutual fund industry, with funds consolidating or even shutting down. However, I want you to know that your investment adviser is currently in good corporate health. I am very pleased with the performance of our organization as we continue to demonstrate the value of cost control and a consistent investment approach.

Here are some of the calendar year 2002 highlights for Bridgeway Capital
Management:

     o Total assets under management at Bridgeway were $522 million at year end, up very slightly from one year ago.

     o We ended the year with a 4.7 out of 5.0 overall fund family score from Morningstar. The average fund family rating is 3.0.

     o We beat our market benchmark for each of our seven Bridgeway Fund portfolios and our peer group for six out of seven. See the longer time periods in the chart below.

     o We ended the year with 16 staff members, up from 11 at the start of 2002.

     o We remained committed to our promise of giving away half of our profits to charity through the Bridgeway Foundation and surpassed $1 million in donations for the year.

                        BRIDGEWAY FUND FAMILY PERFORMANCE
    (Shading indicates that fund performance exceeded its benchmark and peer group in that time period)

                                         Ticker                                          Since       Date of
Portfolio                                Symbol     1 year      3 years     5 years    Inception    Inception
---------                                ------     ------      -------     -------    ---------    ---------

Aggressive Investors 1                   BRAGX      -18.0%       -6.1%      16.8%       20.2%        8/5/1994
S&P 500 Index                                       -22.1%      -14.6%      -0.6%       10.0%
Lipper Capital Appreciation Funds                   -24.0%      -17.7%      -1.5%        6.8%

Aggressive Investors 2                   BRAIX      -19.0%         N/A        N/A      -13.6%       10/31/2001
S&P 500 Index                                       -22.1%         N/A        N/A      -13.3%
Lipper Capital Appreciation Funds                   -24.0%         N/A        N/A      -14.0%

Ultra-Small Company                      BRUSX        4.2%       13.5%      12.3%       19.1%        8/5/1994
CRSP "10" Index                                      -6.0%        3.6%       4.8%       10.5%
Lipper Small Company Funds                          -21.4%      -12.7%      -1.4%        6.8%

Micro-Cap Limited                        BRMCX      -15.7%        5.2%        N/A       15.0%        7/1/1998
CRSP "9" Index                                      -18.9%       -2.7%        N/A        2.9%
Lipper Small Company Funds                          -21.4%      -12.7%        N/A       -2.9%

Ultra-Large 35 Index Portfolio           BRLIX      -18.0%      -14.1%       2.8%        2.6%        7/31/1997
S&P 500 Index                                       -22.1%      -14.6%      -0.6%       -0.1%
Lipper Growth & Income                              -17.9%       -8.6%      -0.6%       -0.2%

Ultra-Small Co. Tax Advantage            BRSIX        4.9%        9.4%      11.1%       10.1%        7/31/1997
CRSP "10" Index                                      -6.0%        3.6%       4.8%        5.5%
Russell 2000 Index                                  -20.5%       -7.5%      -1.4%       -0.2%

Balanced                                 BRBPX       -3.5%         N/A        N/A       -3.8%        6/30/2001
Balanced Benchmark*                                  -4.7%         N/A        N/A       -2.9%
Lipper Balanced Fund Index                          -10.7%         N/A        N/A       -8.2%

  * Balanced Benchmark is a combined index of which 40% reflects the S&P 500 Index (an unmanaged index of large companies with dividends reinvested) and 60% the Bloomberg/ EFFAS U.S. Government 1-3 year Total Return Bond Index.

Here are a couple of other ways we like to measure ourselves:

Bridgeway 7, Morningstar 1

TRANSLATION: Bridgeway's portfolios beat the record of Morningstar's "analyst picks" seven out of eight times in 2001 and 2002.

A couple of years ago Morningstar deviated from just ranking and reporting on funds to publishing analyst "favorite picks" by fund category. Given Morningstar's emphasis on low expenses, tax-efficiency, shareholder friendly policies, and risk-adjusted performance, I was disappointed that Bridgeway didn't make any of these lists. So, I thought I'd just make a friendly competition: Morningstar's "style box" analyst picks versus the Bridgeway portfolio(s) that fall(s) in same "style box." (A style box seeks to identify somewhat comparable funds based on company size and growth or value orientation.) A kind of "apples to apples" competition of picks. I pick Bridgeway, Morningstar picks whatever funds their analysts like. Bridgeway has portfolios in four different style boxes. Here's the result of 2001 and 2002:

                                    [CHART]

                                    2001

             Value                  Blend                       Growth
             -----                  -----                       ------
Large                            Morningstar
                                   (12.7)%
                                    BRLIX
                                   (9.1)%

Mid                                                           Morningstar
                                                               (22.6)%
                                                                BRAGX
                                                               (11.2)%
Small     Morningstar           Morningstar
            14.8%                  4.9%
         BRSIX/BRUSX              BRMCX
            29%(1)                30.2%

                                    [CHART]

                                    2002

             Value                  Blend                       Growth
             -----                  -----                       ------
Large                            Morningstar
                                   (23.0)%
                                    BRLIX
                                   (18.0)%


Mid                                                           Morningstar
                                                               (25.9)%
                                                            BRAGX/BRAIX(2)
                                                              (18.5)%(1)


Small     Morningstar           Morningstar
           (7.7)%                 (9.0)%
         BRSIX/BRUSX              BRMCX
           4.6%(1)                (15.7)%


(1) The percentage is the simple average of the performance of the two Bridgeway portfolios.

(2) The Aggressive Investors 2 Portfolio had its first 12-month performance record in 2002.

In eight contests (four categories for two years), Bridgeway has a seven and one record. The one time we did not beat the picks was with Micro Cap Limited in 2002--which was down 15.7% but still ahead of the style-box average of -16.2%. However, Bridgeway has beaten the style-box average in each competition over the last 2 years, while Morningstar has not. I'll let you know how we do in 2003 this time next year.

Bridgeway 78, Largest Fund Families 2 (60 to 0 in last 3 years)

TRANSLATION: We beat the big guys again in 2002. We have compared our aggregate fund performance to that of each of the largest 20 fund families for the last four years, or 80 comparisons. In all but two of those tests we prevailed, hence, Bridgeway 78, largest fund families 2.

After the end of the calendar year, several periodicals publish a comparison of the performance rankings of the top fund families. These tables invariably focus on the fund families with the most assets under management, rather than the fund families with the best performance records.

Anyway, for the last four years I've played the game: "Where would Bridgeway fit in by performance if we were included in the ranking with the largest firms?" I took the asset-weighted average of all the domestic equity funds for the largest twenty companies and compared it against the asset-weighted average of all the Bridgeway Funds. In 1999, we beat all but 2 fund families. Then, as we grew, we got better. In 2000 and 2001, we beat all the fund families. Now I am pleased to say, we beat the top 20 in 2002 - and by a substantial margin. I'm very proud of our record. I don't think we can compete with the biggest fund companies on marketing and advertising, but I'm sure happy to stand toe to toe on investment performance, cost management, and tax efficiency.

Manager's Musings on 2002

This past year certainly is memorable for many reasons. While the world still remains in political tension on many fronts, we can all hope that we have seen the worst of corporate scandals pass us by and that this new year brings us the economic growth we have been waiting for. In 2002, world events and strained economic markets have certainly left an indelible mark on almost every individual's investments. The average US stock fund was down 22.4%, and only 3.8% of the US stock funds made money for the year.

I rarely comment extensively on the overall market, since my own strategy is to engage in no market timing. Put another way, my preferred strategy for timing the stock market is to invest when you first have money available to invest. (Technically, of course, there is always a better time. It's just that you don't know beforehand, and the vast majority of people destroy value as they try to time it just right.)

So here's my one-minute diatribe on the market in 2002, borrowed from the Wall Street Journal: "Corporate scandals, a weak economy and lousy earnings combined to drive down every market sector." That pretty much sums it up. OK. It was less than one minute. Time to return to 2003 and to managing our portfolio.

Buying Rear View Mirror Performance

TRANSLATION: Chasing recent hot performance is likely a good formula for financial disaster.

One of the saddest things about the investment community is that practically the whole system feeds a buy high, sell low mentality. Investors focus on historical three year, (more often) one year, or even shorter timeframes. Journalists write most frequently about managers who have performed the best over these same time periods. Many brokers push the same recent "winners." Investment management firms pour their advertising budgets and sales pitches into the products that have performed the best recently. Rating agencies rate funds statistically, only to fall into the same trap when it's time to recommend specific funds. Each party can claim that it's not their fault. For example, investors can blame the management firms or brokers that pushed a product or a specific article touting a product, or a barrage of sales literature. Journalists ultimately have to write about what sells. Management firms aren't going to spend advertising dollars on recently poorer performing funds that won't sell.

Let me illustrate this point with a couple of thought-provoking studies on the damage of "chasing the hot fund" that have been completed over the last 10 years. Morningstar studied 199 no-load growth mutual funds over the period 1989-1994. Their findings showed that while the average annual return for these funds over this period was 12.0%, the average mutual fund investor received a return of just 2.0%. How can this be? Well, over this same time period the average mutual fund investor only held their fund for 21 months as they jumped in and out, or across funds. This market timing cost them 10% return. Another popular study done by Dalbar on investors in equity mutual funds from 1984-1996 found that investors on average earned 10% less than the funds over the same period. Their conclusions were the same. As people tried to hop to the hottest fund they basically destroyed value. These are only two of the many studies that have shown that chasing the rear-view mirror performance is not a good strategy. Nevertheless, it is our human nature to invest after recent strong performance (buy high), then sell when things pull back (sell low). How can you avoid it? Keep a long-term perspective.

While I don't know the specifics of your situation and thus can't offer specific investment advice, I do recommend setting a diversified, appropriate long term asset allocation plan (matching the timeframe of the investment with the timeframe of when the money will be needed and the investment objective of the portfolio), writing it down, then sticking with it. As I reported in the shareholder letter one year ago, I target a set percentage of my own investments in certain Bridgeway portfolios that I believe are most appropriate for my needs. This forces me to invest new money into the portfolios that have gone down the most in price and occasionally to rebalance, taking money out of the portfolios that have done the best in favor of the ones that haven't. (Obviously, this doesn't work if you haven't both picked a good fund family and appropriate products.)

Here's an interesting hypothesis. Simply invest each year in the Bridgeway portfolio that has done the poorest over the previous three-year period. The results are pretty interesting. If you followed this strategy starting five years ago (the first year we had a three-year record), $10,000 would have turned in to $21,521. If you followed the opposite strategy, investing in our fund with the best trailing three-year record, $10,000 would have turned into $10,732. Now, this is an interesting exercise that demonstrates the perils of chasing recent hot performance. It is not statistically significant--five years is not enough data upon which to base an investment strategy--and I still recommend choosing funds in accordance with your investment needs as I will discuss below. Incidentally, $10,000 invested in the Aggressive Investors

1 Portfolio and left alone for the last five years would have grown to $21,761, beating the switching strategy, which could potentially incur additional trading costs and taxes.

Know where you are and where you are going

As down markets can cause investors to make costly decisions based on short-term information, what can even make things worse for investors is when their money managers react in this manner. I realize that not all of you have all of your money in Bridgeway portfolios, so I do want to address the broader market as you look at all your investments. If you are taking the time to develop a long-term investment plan, then you really want to know that the investments you chose are managed the way you want. You probably don't want a manager who is wishy-washy about his strategy and throws off your investment planning. Most shareholders want clear, straight talk from that manager--for better or for worse. Here are some quotes from recent shareholder letters of other firms:

Statement: Whatever the investment goal, now more than ever it's going to take a new way of thinking about money and investing.
Translation:  That didn't work so well, guess I'll try something else.

Statement: This was a terrible year for the stock market. . . [blah, blah, blah on the market. . .]
Translation:  I don't want to talk about the fund; let's talk about the market.

Statement: In recent years returns have sustained significant gains and losses due to market volatility in the technology sector. [This is literally the only sentence in this tech fund semi-annual report to explain an 80% drop over three years.]
Translation: There actually haven't been any gains for three years. I'm so stunned I have nothing to say.

You can count on Bridgeway for commitment, discipline, and communication. We put each of our portfolios together with a lot of thought--always with shareholders in mind--and we stick to our strategies. We want you to know where you are and where you are going year after year.

Finally, a quote from another fund manager whose investing style is way out of favor but, I believe to his credit, is staying the course:

Statement: Every time we think that the market couldn't possibly get any worse, it gets worse. . . Throughout these difficult times, we remain fully invested in emerging growth companies.
Translation: The pain threshold for me and my shareholders is off the charts, but this is not the time to change tactics in favor of something I know nothing about.

Quote of the Quarter

        Markets fluctuate from greed to fear. We were in the greed phase, and now we're in the fear phase. This creates great opportunities for investors, not speculators.

The short passage above is by Robert B. Menschel, "Markets, Mobs and Mayhem: A Modern Look at the Madness of Crowds," as quoted in the New York Times, December 29, 2002. His is a perspective I rather agree with. What is most notable is that it appeared adjacent to an article on exchange traded funds, including a picture of an investor with the following caption:

        Norman Blankstein, a retiree, says exchange-traded funds let him trade throughout the day and use stop-loss orders. The funds have been attracting more individual investors.

I can't imagine what value added exchange traded funds can provide long-term investors by allowing them to trade during the day. Sounds a bit like speculation.

Socking it away at Starbucks

One of the steps of a recently published investment strategy states: "Figure out how much (more) you can save each month." This is an important part of anyone's investment plan. The author gives an interesting example. "I have friends who spend $90 a week at Starbuck's. Brew it at home and you're $90 ahead." I couldn't believe anyone would spend $90 at Starbucks. Then I figured out I had spent something on the order of $50 just the previous week at Starbucks and I don't even drink coffee. I guess at least it's good that I own it in one of the funds I manage. Finding places to save doesn't necessarily mean giving up your favorite beverage, or sport, or vehicle, but there are certainly areas where we can cut expenses in order to save. Committing to a regular investment plan has proven a great way to build up a nest egg over time.

Summary of perspectives on 2003

As we go into 2003 we all have a lot to think about. Again, I don't know your personal situation but here are some basic guidelines to keep in mind:

     o    Don't panic. Set an investment course and stay on it.

     o Know your fund and your fund's manager so that you know where you are going.

     o Avoid rear view mirror decision-making. The SEC makes us remind you that "past performance doesn't guarantee future results" for this reason.

     o Save and invest. If you want to accumulate wealth, you can't just rely on the markets (as we have all seen lately).

Finally, let's all hope that we will see a period with many fewer corporate scandals, an improving economy, and improving earnings in 2003.

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or portfolio applies only as of the quarter end, December 31, 2002; security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Conclusion

As always, we appreciate your feedback. I received one disturbing letter last quarter from a shareholder who suggested we had "abandoned the little guy." It turns out to have been a misunderstanding concerning the closing of the Portfolio in which he was a shareholder. Since the holdings of the vast majority of our shareholders are modest (by industry standards) in size, I'd like to assure everyone that we work hard on performance and seek to serve the interest of all our current shareholders. I'll always have a "soft spot" for those who found us early and were willing to invest money before we were just establishing our track record. Of course, by that criterion, probably all our shareholders fall into that category. In conclusion, we take your feedback seriously and discuss them at our weekly staff meetings. Please keep your ideas coming--both favorable and critical. Send an email message to mail@bridgewayfund.com.

Sincerely,

/s/ RICHARD P. CANCELMO, JR.

Richard P. Cancelmo, Jr.

                              BRIDGEWAY FUND, INC.
                               BALANCED PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited
                     Showing percentage of total net assets
                               December 31, 2002


     Industry  Company                              Shares       Value
     --------  -------                              ------       -----
Common Stock - 57.6%
     Advertising - 0.2%
               Interpublic Group Cos Inc              630    $     8,870

     Aerospace/Defense - 0.8%
               General Dynamics Corp                  100          7,937
               Lockheed Martin Corp                   270         15,593
               United Technologies Corp               370         22,918
                                                             -----------
                                                                  46,448
     Apparel - 0.2%
               VF Corp                                250          9,013

     Auto Manufacturers - 1.9%
               Ford Motor Co                       11,100        103,230
               General Motors Corp                    240          8,846
                                                             -----------
                                                                 112,076
     Auto Parts & Equipment - 0.3%
               Johnson Controls Inc                   240         19,241

     Banks - 5.8%
               AmSouth Bancorp                      1,740         33,408
               FleetBoston Financial Corp           3,600         87,480
               Marshall & Ilsley Corp               1,100         30,118
               National City Corp                   1,100         30,052
               SouthTrust Corp                      1,750         43,488
               US Bancorp                           4,200         89,124
               Wells Fargo & Co                       600         28,122
                                                             -----------
                                                                 341,792
     Beverages - 1.2%
               Coca-Cola Enterprises Inc              400          8,688
               Coors (Adolph)                         580         35,525
               Pepsi Bottling Group Inc               900         23,130
                                                             -----------
                                                                  67,343
     Biotechnology - 0.4%
               Amgen Inc *                            500         24,170

     Building Materials - 0.4%
               Masco Corp                           1,100         23,155

     Chemicals - 3.1%
               Dow Chemical Co                      4,700        139,590
               Great Lakes Chemical Corp              640         15,283
               Rohm & Haas Co                         850         27,608
                                                             -----------
                                                                 182,481
     Commercial Services - 1.5%
               Apollo Group Inc *                     500         22,000
               H&R Block Inc                          700         28,140
               McKesson Corp                          415         11,217
               Moody's Corp                           676         27,912
                                                             -----------
                                                                  89,269
     Computers - 2.8%
               Lexmark International Inc *          1,680        101,640
               Western Digital Corp *              10,000         63,900
                                                             -----------
                                                                 165,540
     Cosmetics/Personal Care - 2.6%
               Chattem Inc *                        4,000         82,200
               Gillette Co                          1,110         33,700
               Procter & Gamble Co                    400         34,376
                                                             -----------
                                                                 150,276
     Diversified Financial Services - 4.8%
               Bear Stearns Cos Inc                   700         41,580
               Countrywide Financial Corp           1,500         77,475
               E*TRADE Group Inc *                  5,600         27,216
               Freddie Mac                            560         33,068

Diversified Financial Services, continued
            JP Morgan Chase & Co                    2,700    $    64,800
            SLM Corp                                  370         38,428
                                                             -----------
                                                                 282,567
Electric - 2.1%
            American Electric Power Co Inc            265          7,242
            Dominion Resources Inc                    160          8,784
            Duke Energy Corp                        3,750         73,275
            Southern Co/The                         1,250         35,488
                                                             -----------
                                                                 124,789
Electrical Components & Equipment - 2.0%
            Energizer Holdings Inc *                4,200        117,180

Food - 0.5%
            ConAgra Foods Inc                       1,200         30,012

Forest Products & Paper - 0.2%
            Georgia-Pacific Corp                      270          4,363
            International Paper Co                    270          9,442
                                                             -----------
                                                                  13,805
Healthcare-Products - 1.7%
            Becton Dickinson & Co                     820         25,166
            Johnson & Johnson                         500         26,855
            St Jude Medical Inc *                     540         21,449
            Stryker Corp                              380         25,506
                                                             -----------
                                                                  98,976
Healthcare-Services - 1.1%
            Aetna Inc                                 500         20,560
            HCA Inc                                   350         14,525
            Manor Care Inc *                          300          5,583
            UnitedHealth Group Inc *                  310         25,885
                                                             -----------
                                                                  66,553
Home Furnishings - 0.2%
            Maytag Corp                               500         14,250

Household Products/Wares - 0.4%
            Clorox Co                                 530         21,863

Insurance - 2.1%
            AMBAC Financial Group Inc                 500         28,120
            American International Group               80          4,628
            MGIC Investment Corp                      430         17,759
            Progressive Corp                          480         23,822
            Safeco Corp                             1,320         45,764
                                                             -----------
                                                                 120,093
Internet - 0.2%
            Yahoo Inc *                               600          9,810

Iron/Steel - 0.1%
            United States Steel Corp                  390          5,117

Leisure Time - 0.6%
            Brunswick Corp                            370          7,348
            Harley-Davidson Inc *                     600         27,720
                                                             -----------
                                                                  35,068
Machinery-Diversified - 0.2%
            Deere & Co                                300         13,755

Media - 1.7%
            McGraw-Hill Cos Inc                       670         40,495
            Meredith Corp                             230          9,455
            Tribune Co                              1,080         49,097
                                                             -----------
                                                                  99,047

                              BRIDGEWAY FUND, INC.
                               BALANCED PORTFOLIO
             SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited, continued
                     Showing percentage of total net assets
                               December 31, 2002


Industry  Company                                       Shares       Value
--------  -------                                       ------       -----
Metal Fabricate/Hardware - 0.4%
          Worthington Industries                        1,450    $    22,098

Mining - 0.1%
          Freeport-McMoRan Copper & Gold Inc *
             Gold Inc *                                   400          6,712

Miscellaneous Manufacturing - 2.0%
          3M Co                                           340         41,922
          Eastman Kodak Co                                800         28,032
          ITT Industries Inc                              800         48,552
                                                                 -----------
                                                                     118,506
Oil & Gas - 2.4%
          Amerada Hess Corp                               470         25,874
          Burlington Resources Inc *                      550         23,458
          ChevronTexaco Corp                              350         23,268
          Exxon Mobil Corp                                760         26,554
          Occidental Petroleum Corp                       500         14,225
          Royal Dutch Petroleum Co *                      560         24,651
                                                                 -----------
                                                                     138,030
Oil & Gas Services - 0.3%
          Halliburton Co                                  950         17,775

Pharmaceuticals - 3.2%
          AmerisourceBergen Corp                          480         26,069
          Bristol-Myers Squibb Co                         600         13,890
          Cardinal Health Inc                             390         23,084
          Forest Laboratories Inc *                       431         42,333
          Merck & Co Inc                                  600         33,966
          Pfizer Inc                                      850         25,985
          Pharmacia Corp                                  530         22,154
                                                                 -----------
                                                                     187,481
Retail - 2.6%
          Autozone Inc *                                  500         35,325
          Bed Bath & Beyond Inc *                         620         21,409
          Dillard's Inc/AR                              1,160         18,398
          Federated Department Stores *                   620         17,831
          Lowe's Cos Inc                                  640         24,000
          Ltd Brands                                      600          8,358
          Yum! Brands Inc *                             1,150         27,853
                                                                 -----------
                                                                     153,174
Savings & Loans - 0.6%
          Golden West Financial Corp                      517         37,126

Semiconductors - 0.5%
          Texas Instruments Inc                         1,970         29,570

Software - 3.2%
          Automatic Data Processing                       720         28,260
          BMC Software Inc *                            1,620         27,718
          Electronic Arts Inc *                           400         19,908
          First Data Corp                                 700         24,787
          IMS Health Inc                                1,380         22,080
          Intuit Inc *                                    500         23,460
          Microsoft Corp *                                550         28,435
          Oracle Corp *                                 1,360         14,688
                                                                 -----------
                                                                     189,336
Telecommunications - 2.4%
          AT&T Wireless Services Inc *                  6,500         36,725
          Nextel Communications Inc *                   3,400         39,270
          Qualcomm Inc *                                1,550         56,405
          SBC Communications Inc                          330          8,946
                                                                 -----------
                                                                     141,346

    Transportation - 0.6%
              FedEx Corp *                                700    $    37,954
                                                                 -----------

    Total Common Stock (Identified Cost $3,572,163$ 3,371,667

                                                    Contracts
                                                    ---------
Options - 0.1%
              Call DIAMONDS Trust Series
                 Jan 03 $86.00                             75          6,188
                                                                 -----------

    Total Options (Identified Cost $15,094)                      $     6,188


                                                   Face Value
                                                   ----------
Corporate Notes - 1.7%
              Leucadia National Corporation 7 75%
                 Senior Notes due 08/15/2003          100,000        101,875
                                                                 ===========

    Total Corporate Notes (Identified Cost $101,000)             $   101,875

Short-term Bills - 13.6%
              U.S. Treasury Bills - 01/09/2003        300,000        299,865
              U.S. Treasury Bills - 02/20/2003        300,000        299,304
              U.S. Treasury Bills - 06/05/2003        200,000        198,886
                                                                 ===========

    Total Short-term Bills (Identified Cost $793,593)            $   798,055

U.S. Government Obligations - 17.5%
              US Treas-3.00% Notes due 01/31/2004     100,000        101,906
              US Treas-3.00% Notes due 02/29/2004     200,000        204,062
              US Treas-3.375% Notes due 04/30/2004    300,000        308,250
              US Treas-3.50% Notes due 11/15/2006     200,000        208,124
              US Treas-3.00% Notes due 11/30/2003     100,000        101,625
              US Treas-2.00% Notes due 11/30/2004     100,000        100,843
                                                                 ===========

    Total U.S. Government Obligations (Identified Cost $993,009) $ 1,024,810

                                                       Shares
                                                       ------
Short-term Investments - 2.5%
    Money Market Funds - 2.5%
              Firstar U S Treasury Money Market
                 Fund Institutional                   146,473        146,473
                                                                 ===========

    Total Short-term Investments (Identified Cost $146,473)      $   146,473

                                                     Contract
                                                       Shares
                                                     --------
Covered Call Options Written - (0.3)%
              Bed Bath & Beyond Inc Jan 03 $35.00         600           (570)
              Cardinal Health Inc Jan 03 $65.00           300            (83)
              Chattem Inc Feb 03 $20.00                 2,000         (3,550)
              Dow Chemical Co/The Feb 03 $30.00         2,000         (2,850)
              Duke Energy Corp Feb 03 $20.00            3,000            (33)
              Duke Energy Corp Jan 03 $20.00              700           (368)
              E*TRADE Group Inc Feb 03 $5.00            2,500            (13)
              Federated Department Stores
                 Jan 03 $35.00                            600           (105)


                              BRIDGEWAY FUND, INC.
                               BALANCED PORTFOLIO
             SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited, continued
                     Showing percentage of total net assets
                               December 31, 2002


                                                                           Contract
    Industry  Company                                                        Shares             Value
                                                                        --------------     ---------------
     Covered Call Options Written, continued
               FleetBoston Financial Corp
                  Apr 03 $25.00                                                  2,000     $       (3,450)
               Ford Motor Co Jan 03 $10.00                                       3,000               (525)
               Georgia-Pacific Corp Jan 03 $17.50                                  200                (85)
               Gillette Co/The Jan 03 $30.00                                     1,100               (880)
               Interpublic Group Cos Inc
                  Jan 03 $15.00                                                    600               (135)
               JP Morgan Chase & Co Jan 03 $25.00                                1,000               (525)
               Lexmark International Inc
                  Apr 03 $65.00                                                    800             (3,200)
               MGIC Investment Corp Jan 03 $45.00                                  400               (250)
               Maytag Corp Jan 03 $30.00                                           500               (225)
               Rohm & Haas Co Jan 03 $35.00                                        800               (220)
               SBC Communications Inc
                  Jan 03 $25.00                                                    300               (690)
               Texas Instruments Inc Jan 03 $17.50                               1,500               (263)
               US Bancorp Mar 03 $22.50                                          1,500             (1,050)
               Western Digital Corp Jan 03 $7.50                                10,000                (25)
                                                                                           ==============

     Total Covered Call Options Written
                  (Premium received -$36,613)                                              $      (19,095)

Put Options Written - (0.7)%
               Chattem Inc Jan 03 $20.00                                         1,000               (575)
               Cognizant Technology Solutions
                  Corp Feb 03 $70.00                                             1,000                (47)
               Cognizant Technology Solutions
                  Corp Jan 03 $65.00                                               500               (500)
               Duke Energy Corp Feb 03 $20.00                                    3,000             (5,175)
               E*TRADE Group Inc Feb 03 $5.00                                    5,000             (3,000)
               FleetBoston Financial Corp
                  Jan 03 $25.00                                                  2,000             (2,550)

    Put Options Written, continued
              Ford Motor Co Jan 03 $7.50                                         3,000     $         (300)
              Hovnanian Enterprises Inc
                 Feb 03 $30.00                                                   1,000             (2,150)
              Hovnanian Enterprises Inc
                 Jan 03 $30.00                                                   2,500             (2,500)
              JP Morgan Chase & Co
                 Feb 03 $22.50                                                   1,000             (1,325)
              JP Morgan Chase & Co Jan 03 $22.50                                 2,000             (1,400)
              Nextel Communications Inc
                 Jan 03 $12.50                                                  10,000            (13,000)
              Pec Solutions Inc Jan 03 $30.00                                    3,500             (5,600)
              US Bancorp Feb 03 $22.50                                           1,500             (2,588)
              US Bancorp Jan 03 $20.00                                           2,300               (460)
                                                                                           ==============

    Total Put Options Written (Premium received -$56,087)                                 $      (41,170)
                                                                                           ==============

Total Investments - 92.1%                                                                  $    5,388,803

Other Assets and Liabilities, net - 7.9%%                                                         462,705
                                                                                           ==============

Total Net Assets - 100.0%                                                                  $    5,851,508



* Non-income producing security as no dividends were paid during the period from July 1, 2002 to December 31, 2002.

** The aggregate identified cost on a tax basis is $5,528,632. Gross unrealized appreciation and depreciation were $185,509 and $325,338, respectively, or net unrealized depreciation of $139,829.

See accompanying notes to financial statements.

                    BRIDGEWAY FUND, INC. - BALANCED PORTFOLIO
                 STATEMENT OF ASSETS AND LIABILITIES (unaudited)
                             As of December 31, 2002

Assets:
      Investments at value (cost - $5,621,332)                                                        $5,449,068
      Receivable for shares sold                                                                         119,970
      Receivable for investments sold                                                                    390,266
      Receivable for interest                                                                             11,712
      Receivable for dividends                                                                             5,543
                                                                                                      ----------
            Total assets                                                                               5,976,559
                                                                                                      ----------

Liabilities:
      Payable for investments purchased                                                                   61,015
      Payable to adviser                                                                                   3,771
      Call options written at value (premiums received  $36,613)                                          19,095
      Put options written at value (premiums received  $56,087)                                           41,170
                                                                                                      ----------
            Total liabilities                                                                            125,051
                                                                                                      ----------
      Net assets ( 628,223 shares outstanding)                                                        $5,851,508
                                                                                                      ==========
      Net asset value, offering and redemption price per share ($5,851,508 / 628,223)                 $     9.31
                                                                                                      ==========
Net assets represent:
      Paid-in capital                                                                                 $6,094,778
      Undistributed net realized loss                                                                   (115,554)
      Net unrealized appreciation of investments                                                        (127,716)
                                                                                                      ----------
      Net assets                                                                                      $5,851,508
                                                                                                      ==========


See accompanying notes to financial statements.

                    BRIDGEWAY FUND, INC. - BALANCED PORTFOLIO
                       STATEMENT OF OPERATIONS (unaudited)
                   For the six months ended December 31, 2002

Investment income:
      Dividends                                                                                       $   31,620
      Interest                                                                                            19,372
                                                                                                      ----------
            Total income                                                                                  50,992

Expenses:
      Management fees                                                                                     16,628
      Registration fees                                                                                    1,711
      Accounting fees                                                                                      9,865
      Audit fees                                                                                           5,578
      Custody fees                                                                                         6,869
      Insurance                                                                                              125
      Miscellaneous                                                                                           32
                                                                                                      ----------
            Total expenses                                                                                40,808
      Less fees waived                                                                                   (14,758)
                                                                                                      ----------
            Net expenses                                                                                  26,050
                                                                                                      ----------

Net investment income                                                                                     24,942
                                                                                                      ----------
Net realized and unrealized gain (loss) on investments:
      Net realized loss on investments                                                                  (280,246)
      Net realized gain on options                                                                       164,692
      Net change in unrealized appreciation / depreciation                                              (159,574)
                                                                                                      ----------
      Net realized and unrealized gain                                                                  (275,128)
                                                                                                      ----------
Net increase in net assets resulting from operations                                                  $ (250,186)
                                                                                                      ==========

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                               BALANCED PORTFOLIO
                 STATEMENT OF CHANGES IN NET ASSETS (unaudited)


                                                              Six months ended          Year ended
Increase (decrease) in net assets:                           December 31, 2002       June 30, 2002
Operations:
      Net investment income                                         $   24,942         $   11,515
      Net realized gain (loss) on investments                         (280,246)             4,058
      Net realized gain on options                                     164,692                  0
      Net change in unrealized appreciation                           (159,574)            31,858
                                                                    ----------         ----------
          Net increase (decrease) resulting from operations           (250,186)            47,431
                                                                    ----------         ----------
      Distributions to shareholders:
          From net investment income                                   (37,020)            (9,029)
          From realized gains on investments                            (4,058)                 0
                                                                    ----------         ----------
            Total distributions to shareholders                        (41,078)            (9,029)
Fund share transactions:
      Proceeds from sale of shares                                   1,813,376          5,066,840
      Reinvestment of dividends                                         41,032              8,845
      Cost of shares redeemed                                         (671,562)          (524,161)
                                                                    ----------         ----------
          Net increase from Fund share transactions                  1,182,846          4,551,524
                                                                    ----------         ----------
          Net increase in net assets                                   891,582          4,589,926
Net assets:
      Beginning of period                                            4,959,926            370,000
                                                                    ----------         ----------
      End of period                                                 $5,851,508         $4,959,926
                                                                    ==========         ==========

Number of Fund shares:
      Sold                                                             193,306            519,117
      Issued on dividends reinvested                                     4,388                921
      Redeemed                                                         (72,244)           (54,265)
                                                                    ----------         ----------
          Net increase                                                 125,450            465,773
      Outstanding at beginning of period                               502,773             37,000
                                                                    ----------         ----------
      Outstanding at end of period                                     628,223            502,773
                                                                    ==========         ==========



See accompanying notes to financial statements.

                    BRIDGEWAY FUND, INC. - BALANCED PORTFOLIO
                        FINANCIAL HIGHLIGHTS (unaudited)
                 (for a share outstanding throughout the period)


                                               Six months ended       Year ended
                                              December 31, 2002     June 30, 2002      June 30, 2001*
Per share data
      Net asset value,
          beginning of period                      $       9.87      $      10.00      $      10.00
                                                   ------------      ------------      ------------

      Income (loss) from investment operations:
              Net investment income                        0.04              0.04              0.00
              Net realized and
                  unrealized loss                         (0.53)            (0.12)             0.00
                                                   ------------      ------------      ------------
      Total from investment operations                    (0.49)            (0.08)             0.00
                                                   ------------      ------------      ------------

      Less distributions to shareholders:
          Net investment income                           (0.06)            (0.05)             0.00
          Net realized gains                              (0.01)             0.00              0.00
                                                   ------------      ------------      ------------
      Total distributions                                 (0.07)            (0.05)             0.00
                                                   ------------      ------------      ------------

      Net asset value, end of period               $       9.31      $       9.87      $      10.00
                                                   ============      ============      ============

Total return [1]                                           (5.0)%            (0.8)%             0.0%

Ratios & Supplemental Data
      Net assets, end of period                    $  5,851,508      $  4,959,926      $    370,000
      Ratios to average net assets: [2]
          Expenses after waivers
              and reimbursements                           0.94%             0.94%             0.00%
          Expenses before waivers
              and reimbursements                           1.47%             2.07%             0.00%
          Net investment income after waivers
              and reimbursements                           0.45%             0.49%             0.00%

      Portfolio turnover rate [2]                         101.3%            112.5%              0.0%


[1] Not annualized for periods less than a year.

[2] Annualized for periods less than a year.

*   June 30, 2001 was initial offering.

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                               BALANCED PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (unaudited)


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company.

       The Fund is organized as a series fund with seven portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra -Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio, was merged into a new fund, the Calvert Large Cap Growth Fund. On March 31, 2001 the Fund changed the name of the Ultra-Small Index Portfolio to the Ultra-Small Company Tax Advantage Portfolio. On June 30, 2001, the Fund added the Balanced Portfolio. On October 31, 2001 the Fund changed the name of the Aggressive Growth Portfolio to the Aggressive Investors 1 Portfolio and added the Aggressive Investors 2 Porftolio. The Fund is authorized to issue 1,000,000,000 shares.

       On November 21, 2001 the Aggressive Investors 1 Portfolio closed to new investors. On December 10, 2001 the Ultra-Small Company Portfolio closed to all investors. On January 7, 2002 the Micro-Cap Limited Portfolio closed to all investors. Bridgeway Capital Management, Inc. (the "Adviser") is the Adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed in the preparation of financial statements.

       Securities Valuation

       Securities, other than options, are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available bid price is used, also in accordance with the pricing policy established by the Fund's Board of Directors. Options are valued at the average of the closing bid and asked quotations.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

       Risks and Uncertainties

       The Fund provides for various investment options, including stocks, futures and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights. (See Prospectus for additional risk information.)

                              BRIDGEWAY FUND, INC.
                               BALANCED PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued


2.     Significant Accounting Policies, Continued:

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Use of Derivative Instruments:

       The Balanced Portfolio may use derivative securities such as futures, stock options and index options. (See Prospectus for additional information.) Buying calls increases a Portfolio's exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Portfolio's exposure to a stock market decline. All options written by the Fund were listed on exchanges and considered liquid positions with readily available market quotes. A summary of the option transactions written by the Balanced Portfolio follows:

                                          Call Options                       Put Options
                                  ---------------------------       -----------------------------
                                   Contracts         Premiums         Contracts        Premiums
                                  ------------     ------------     ------------     ------------

Outstanding June 30, 2002                   71     $     13,194              276     $     41,723
Positions opened                         1,739          238,286            1,523          220,282
Exercised                                 (369)         (63,076)            (900)        (129,888)
Expired                                   (899)        (122,649)            (404)         (57,274)
Closed                                    (188)         (29,142)            (102)         (18,756)
                                  ------------     ------------     ------------     ------------
Outstanding December 31, 2002              354     $     36,613              393     $     56,087
                                  ============     ============     ============     ============

Market value December 31, 2002                     $     19,095                      $     41,170
                                                   ============                      ============

       In the six months ended December 31, 2002 the Balanced Portfolio opened and closed fifty-seven S&P 500 Index future contracts.

4.     Management Contract:

       The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Portfolio pays the Adviser, a flat 0.6% annual management fee, computed daily and payable monthly, subject to a maximum expense ratio of 0.94%.

                               BALANCED PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued


5.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has agreed to reimburse the Balanced Portfolio for any operating expenses above 0.94%. To achieve this expense level the Adviser waived $14,758 of the management fee for the six months ended December 31, 2002. The Adviser expects to continue this voluntary level of reimbursement, for the foreseeable future.

6.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

7.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $3,148,689 and $1,937,441, respectively, for the six months ended December 31, 2002.

8.     Federal Income Taxes:

       The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal tax provision is required.

       The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements at December 31, 2002, were as follows:

            Aggregate unrealized gain                      $   185,509
            Aggregate unrealized loss                          325,338
            Net gain (loss)                                    139,829
            Cost of investments                              5,528,632


       During the six months ended December 31, 2002, the Fund paid a dividend from net investment income of $0.06196 per share and $0.00679 per share from capital gains to shareholders of record.

       Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses and tax allocations. Accordingly, permanent differences, if any, in the character of income and distributions between financial statements and tax basis are reclassified to paid-in capital.